Acquisition of ACT Genomics	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Acquisition of ACT Genomics	Acquisition of ACT Genomics
See accounting policy in note 38(A)(i)-(iii).
A.Consideration transferred
The following table summarizes the acquisition date fair value of each major class of consideration transferred.

Cash	$9,041,776
Deferred consideration (note 22)	958,224
Equity instruments (1,326,127 ordinary shares)	39,783,820
Total consideration transferred	$49,783,820
Net cash outflow arising on acquisition:
Cash consideration	$9,041,776
Less: cash and cash equivalent balances acquired (note 34(C))	5,623,061
Total net cash outflow arising on acquisition	$3,418,715
Equity instruments issued
The fair value of the ordinary shares issued was based on the listed share price of the Company at December 30, 2022 of $2 per share (equivalent to $30 per share after reverse stock split).
B.Acquisition-related costs
The Group incurred acquisition-related costs of $1,191,858 on legal fees and due diligence costs. These costs have been included in ‘administrative and other operating expenses’.
C.Identifiable assets acquired and liabilities assumed
The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition.

Property, plant and equipment (note 13)	$5,649,182
Intangible assets (note 14)	13,826,389
Interests in equity-accounted investees (note 16)	788,472
Deferred tax assets	235,879
Inventories	1,294,959
Trade receivables (including loss allowance $1,263,570)	2,594,976
Deposits, prepayments and other receivables	2,013,985
Cash and cash equivalents (note 34(A))	5,623,061
Trade payables	(857,537)
Accrued expenses and other current liabilities	(2,763,480)
Contract liabilities (note 23)	(416,307)
Lease liabilities	(2,379,687)
Tax liabilities	(5,713)
Deferred tax liabilities	(2,913,666)
Other non-current liabilities	(223,207)
Total identifiable net assets acquired	$22,467,306
Measurement of fair values
The valuation technique used for measuring the fair value of material assets acquired was as follow.

Assets acquired	Valuation technique
Property, plant and equipment	Cost technique: The valuation model considers market prices for depreciated replacement cost when appropriate. Depreciated replacement cost reflects functional and economic obsolescence.
Intangible assets	Multi-period excess earnings method: The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the technology and customer relationships, by excluding any cash flows related to contributory assets.
If the acquisition had occurred on January 1, 2022, management estimates that the Group’s consolidated revenue would have been increased by $15,083,979, and consolidated loss for the year would have been increased by $64,938,749.
D.Goodwill
Goodwill arising from the acquisition has been recognized as follows.

2022
Consideration transferred (note 34(A))	$49,783,820
Non-controlling interests, based on their proportionate interest in the recognized amounts of the assets and liabilities of ACT Genomics	6,483,762
Fair value of identifiable net assets (note 34(C))	(22,467,306)
Goodwill (note 15)	$33,800,276
The goodwill is attributable mainly to the skills and technical talent of ACT Genomics’s work force and the synergies expected to be achieved from integrating the company into the Group’s existing business. None of the goodwill recognized is expected to be deductible for tax purposes.